Popular Total Return Fund, Inc.

Schedule of Investments

June 30, 2026 (Unaudited)

Principal Amount/Description		Rate	Maturity	Value
Puerto Rico GNMA Bonds (13.02%)(a)
$186,818	GNMA Pool 733426	2.500%	06/15/30	$179,495
42,191	GNMA Pool 783588	3.000%	06/15/27	41,947
499,650	GNMA Pool 758874	3.000%	04/15/38	460,468
672,091	GNMA Pool 635189	3.000%	04/15/47	603,697
627,623	GNMA Pool AZ5544	3.000%	07/15/47	563,750
341,112	GNMA Pool 609166	4.000%	07/15/33	332,002
302,188	GNMA Pool 711449	5.000%	08/15/39	311,270
13,188	GNMA Pool 636420	5.500%	12/15/29	13,170
28,524	GNMA Pool 528152	5.500%	01/15/34	28,512
21,630	GNMA Pool 608593	6.500%	04/15/34	22,146
887,004	GNMA II Pool BQ2084	2.000%	02/20/36	809,384
715,719	GNMA II Pool BQ2089	2.000%	03/20/36	653,098
758,675	GNMA II Pool BQ2072	2.000%	11/20/50	614,951
916,876	GNMA II Pool BZ3667	2.000%	01/20/51	743,228
988,832	GNMA II Pool BQ2080	2.000%	01/20/51	801,447
754,703	GNMA II Pool BQ2090	2.000%	03/20/51	611,653
592,356	GNMA II Pool 635160	2.500%	01/20/47	505,283
1,079,205	GNMA II Pool AD6342	3.000%	08/20/47	966,739
1,562,665	GNMA II Pool BQ2093	2.000%	04/20/51	1,257,252
Total Puerto Rico GNMA Bonds				$9,519,492
(Cost $11,195,898)

Principal Amount/Description		Rate	Maturity	Value
Puerto Rico Fannie Mae Bonds (6.62%)(b)
660,335	FNMA Pool BQ7430	1.500%	09/01/36	588,907
521,360	FNMA Pool CB1622	2.000%	08/01/51	420,232
397,010	FNMA Pool AX5539	3.000%	07/01/46	355,754
471,453	FNMA Pool CA7757	3.000%	10/01/50	411,915
1,223,036	FNMA Pool BQ7454	3.000%	12/01/51	1,067,171
150,010	FNMA Pool AV7031	3.500%	11/01/29	147,409
210,020	FNMA Pool AX5538	3.500%	07/01/31	204,965
1,872,293	FNMA Pool CB1152	3.000%	07/01/51	1,640,763
Total Puerto Rico Fannie Mae Bonds				$4,837,116
(Cost $5,116,514)

Principal Amount/Description		Rate	Maturity	Value
Puerto Rico Freddie Mac Bonds (0.95%)(c)
865,324	Freddie Mac Pool QC 7890	2.000%	09/01/51	696,795
(Cost $872,216)

Principal Amount/Description		Rate	Maturity	Value
US Government and Agency Obligations (18.91%)
1,075,000	U.S. Treasury Bond	3.875%	08/15/33	1,045,353
1,250,000	U.S. Treasury Bond	3.875%	08/15/34	1,207,373
1,180,000	U.S. Treasury Note	3.375%	09/15/27	1,169,306
310,000	U.S. Treasury Note	3.375%	11/30/27	306,670
1,250,000	U.S. Treasury Note	3.750%	08/31/26	1,249,828

Principal Amount/Description		Rate	Maturity	Value
US Government and Agency Obligations (18.91%) (continued)
$2,160,000	U.S. Treasury Note	3.750%	04/30/28	$2,144,391
810,000	U.S. Treasury Note	4.250%	01/15/28	810,886
1,390,000	U.S. Treasury Note	4.375%	07/31/26	1,390,727
1,775,000	U.S. Treasury Note	4.375%	11/30/28	1,783,182
2,720,000	United States Treasury Bill(d)	0.000%	07/02/26	2,719,728
Total US Government and Agency Obligations				$13,827,444
(Cost $13,867,665)

Shares/Description		Value
EXCHANGE TRADED FUNDS (61.15%)
International Index Funds (22.53%)
156,779	Vanguard FTSE Developed Markets ETF	$11,170,504
88,824	Vanguard FTSE Emerging Markets ETF	5,301,905
		16,472,409
US Index Funds (38.62%)
1,590	iShares Russell 2000 ETF	477,715
16,852	Vanguard Mid-Cap ETF	1,357,766
38,447	Vanguard S&P 500 ETF	26,405,784
		28,241,265
TOTAL EXCHANGE TRADED FUNDS
(Cost $27,908,872)		44,713,674

Total Investments (100.65%)
(Cost $58,961,165)		$73,594,521

Liabilities in Excess of Other Assets (-0.65%)		(479,124)
NET ASSETS (100.00%)		$73,115,397

(a)	Puerto Rico GNMA - Represents mortgage-backed obligations guaranteed by the Government National Mortgage Association. They are subject to principal paydowns as a result of prepayments or refinancing of the underlying mortgage instruments. As a result, the average life may be substantially less than the original maturity.
(b)	Puerto Rico Fannie Mae - Represents mortgage-backed obligations guaranteed by the Federal National Mortgage Association. They are subject to principal paydowns as a result of prepayments or refinancing of the underlying mortgage instruments. As a result, the average life may be substantially less than the original maturity.
(c)	Puerto Rico Freddie Mac - Represents mortgage-backed obligations guaranteed by the Federal Home Loan Mortgage Corporation. They are subject to principal paydowns as a result of prepayments or refinancing of the underlying mortgage instruments. As a result, the average life may be substantially less than the original maturity.
(d)	Issued with a zero coupon. Income is recognized through the accretion of discount.

NOTE 1. REPORTING ENTITY AND SIGNIFIANT ACCOUNTING POLICIES

Popular Total Return Fund, Inc. (the "Fund") is a non-diversified, open-end investment company. The Fund is a corporation registered under the laws of the Commonwealth of Puerto Rico ("Puerto Rico") and is registered as an investment company under the Investment Company Act of 1940, as amended (the "1940 Act") since May 21, 2021 as a result of the repeal of its exemption from registration thereunder. On May 9, 2022, the Securities and Exchange Commission (SEC) issued a notice of Effectiveness on the Fund's Registration Statement effective in accordance with the provisions of the Securities Act of 1933. The Fund was incorporated on January 31, 2001 and started operations on March 27, 2001.

The Fund’s primary investment objective is to seek long-term capital appreciation and portfolio securities are selected primarily with a view of achieving this objective. Current income is a secondary objective in the selection of investments. There can be no assurance that the Fund will achieve its objectives. The Fund will pursue its objective by investing, under normal market conditions, based on investments and other requirements and limitations.

Accounting Policies:

The Fund is an investment company that applies the accounting and reporting guidance in the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946, Financial Services – Investment Companies (“ASC 946”). The financial statements are prepared in accordance with U.S. generally accepted accounting principles (“GAAP”), which requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements:

(a) Valuation of Investments – All securities are presented at fair value, which is determined by the Fund’s administrator, ALPS Fund Services, Inc. (the “Administrator"), with the assistance of the Fund’s investment adviser, Popular Asset Management LLC (the "Investment Adviser on the basis of valuations provided by dealers or by pricing services approved by the Fund’s management and Board of Directors. See Note 2 for further discussions regarding fair value disclosures.

(b) Other – Security transactions are accounted for on the trade date (the date the order to buy or sell is executed). Realized gains and losses on security transactions are determined on the average cost method. Premiums and discounts on securities purchased are amortized over the life or the expected life of the respective securities using the effective interest method. Interest and dividend income on preferred equity securities are accrued daily except when collection is not expected. For other equity securities, dividend income is recorded on the ex-dividend date. Certain dividends from U.S. sources are subject to a 10% U.S. income tax withholding. Such income is reflected in the Statement of Operations net of the applicable withholdings.

NOTE 2. FAIR VALUE MEASUREMENTS

Under GAAP, fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. A fair value measurement assumes that the transaction to sell the asset or transfer the liability occurs in the principal market for the asset or liability or, in the absence of a principal market, the most advantageous market for the asset or liability.

GAAP establishes a fair value hierarchy that prioritizes the inputs and valuation techniques used to measure fair value into three levels in order to increase consistency and comparability in fair value measurements and disclosures. The classification of assets and liabilities within the hierarchy is based on whether the inputs to the valuation methodology used for the fair value measurement are observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from independent sources. Unobservable inputs reflect the Fund’s estimates about assumptions that market participants would use in pricing the asset or liability based on the best information available.

The hierarchy is broken down into three levels based on the reliability of inputs as follows:

Level 1 –	Unadjusted quoted prices in active markets for identical assets or liabilities at the measurement date. Valuation of these instruments does not need a significant degree of judgment since valuations are based on quoted prices that are readily available in an active market.

Level 2 –	Quoted prices other than those included in Level 1 that are observable either directly or indirectly. Level 2 inputs include quoted prices for similar assets or liabilities in active markets, quoted prices for identical or similar assets or liabilities in markets that are not active, or other inputs that are observable or that can be corroborated by observable market data for substantially the full term of the financial instrument.

Level 3 –	Unobservable inputs are significant to the fair value measurement. Unobservable inputs reflect the Fund’s own assumptions about assumptions that market participants would use in pricing the asset or liability.

The Fund maximizes the use of observable inputs and minimizes the use of unobservable inputs by requiring that the observable inputs be used when available. The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. Fair value is based upon quoted market prices when available. If listed prices or quotes are not available, the Fund employs internally-developed models that primarily use market-based inputs including yield curves, interest rates, volatilities, and credit curves, among others. Valuation adjustments are limited to those necessary to ensure that the financial instrument’s fair value is adequately representative of the price that would be received or paid in the marketplace. These adjustments include amounts that reflect counterparty credit quality, constraints on liquidity, and unobservable parameters that are applied consistently.

The estimated fair value may be subjective in nature and may involve uncertainties and matters of significant judgment for certain financial instruments. Changes in the underlying assumptions used in calculating fair value could significantly affect the results. In addition, the fair value estimates are based on outstanding balances without attempting to estimate the value of anticipated future business. Therefore, the estimated fair value may materially differ from the value that could actually be realized in a sale.

On August 4, 2022, the Board of Directors of the Fund appointed the Investment Adviser as the Fund’s Valuation Designee. The Valuation Designee is responsible for overseeing and implementing the procedures and functions related to the valuation of portfolio securities for the purpose of determining the Net Asset Value (‘NAV”) of the Fund. In addition, the Valuation Designee is responsible for determining:

●	The fair valuation of all securities for which no price or value is available at the time the Fund’s NAV is calculated on a particular day.
●	The fair valuation of portfolio instruments for which the prices or values available do not, in the judgment of the Investment Adviser, represent the fair valuation of such portfolio instruments.

Below is a description of the Fund’s valuation methodologies used for assets measured at fair value:

Mortgage and other asset-backed securities: Certain agency mortgage and other asset-backed securities (“MBS”) are priced based on a bond’s theoretical value derived from the prices of similar bonds; “similar” being defined by credit quality and market sector. Their fair value incorporates an option adjusted spread. The agency MBS are classified as Level 2. The pricing models for these securities usually consider tranche-level attributes, current market data, estimated cash flows and market-based yield spreads for each tranche, and incorporate deal collateral performance, as available.

Exchange-Traded Funds (ETFs): ETFs are priced continuously during normal trading hours in an active exchange market. The NAV of ETFs is calculated at the end of each trading day, at market close. ETFs are classified as Level 1.

Obligations of U.S. Government sponsored entities and U.S. Agency Securities: The fair value of U.S. Government sponsored entities is based on quoted market prices for similar securities on an active market. U.S agency securities are priced based on a bond’s theoretical value from similar bonds defined by credit quality and market sector and for which the fair value incorporates an option adjusted spread in deriving their fair value. These securities are classified as Level 2.

The following is a summary of the levels within the fair value hierarchy in which the Fund invests based on inputs used to determine the fair value of such securities as of December 31, 2025:

Investments in Securities at Value*	Level 1 - Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total
Puerto Rico GNMA Bonds	–	9,519,492	–	9,519,492
Puerto Rico Fannie Mae Bonds	–	4,837,116	–	4,837,116
Puerto Rico Freddie Mac Bonds	–	696,795	–	696,795
International Index Funds	16,472,409	–	–	16,472,409
US Government and Agency Obligations	–	13,827,444	–	13,827,444
US Index Funds	28,241,265	–	–	28,241,265
Total	$44,713,674	$28,880,847	$–	$73,594,521

*	Refer to the Fund's Schedule of Investments for a listing of securities by type.

There were no purchase, sale or transfers into or out of level 3 securities during the year December 31, 2025. Temporary cash investments, if any, are valued at amortized cost, which approximates fair value. As of June 30, 2025 there were no temporary cash investments.

NOTE 3. INDEMNIFICATION

In the normal course of business, the Fund enters into contracts that contain a variety of indemnifications. The Fund’s maximum exposure under these agreements is unknown. However, the Fund has not paid prior claims or losses pursuant to these contracts and expects the risk of losses to be remote.

NOTE 4. RISKS AND UNCERTAINTIES

The Fund is exposed to various types of risks, such as geographic concentration, industry concentration, non-diversification, interest rate, and credit risks, among others. This list is qualified in its entirety by reference to the more detailed information provided in the prospectus for the securities issued by the Fund.

Market Risk. Market risk is the risk that one or more markets in which the Fund invests will go down in value, including the possibility that the markets will go down sharply and unpredictably. There is a risk that you could lose all or a portion of your investment in the Fund and that the income you receive from your investment may vary. The value of your investment in the Fund will go up and down with the prices of the securities in which the Fund invests. The value of a security or other asset may decline due to changes in general market conditions, economic trends or events that are not specifically related to the issuer of the security or other asset, or factors that affect a particular issuer or issuers, exchange, country, group of countries, region, market, industry, group of industries, sector or asset class. Local, regional or global events such as war, acts of terrorism, the spread of infectious illness or other public health issues like pandemics or epidemics, recessions, or other events could have a significant impact on the Fund and its investments. The prices of equity securities change in response to many factors including the historical and prospective earnings of the issuer, the value of its assets, general economic conditions, interest rates, investor perceptions and market liquidity. The values of debt securities and other fixed-income securities in which the Fund may invest also will be affected by market interest rates and the risk that the issuer may default on interest, principal or dividend payments. Specifically, since these types of securities pay fixed interest and dividends, their value may fall if market interest rates rise and rise if market interest rates fall.

Credit Risk. Credit risk is the risk that the issuer will be unable to pay the interest or principal on its obligations when due. The degree of credit risk depends on both the financial condition of the issuer and the terms of the obligation. The price of fixed-income securities will generally fall if the issuer defaults on its obligation to pay principal or interest, the rating agencies downgrade the issuer’s credit ratings or other news affects the market’s perception of the issuer’s credit risk.

ETFs Risk. An investment in the Fund is not equivalent to an investment in the underlying assets held by the Fund because of the operational fees and expenses incurred by the Fund. The Fund currently anticipates that the portion of its assets invested in equity securities will be primarily invested in shares of ETFs. Passive ETFs invest in a portfolio of securities that are designed to track closely the price and yield performance of different market indexes or segments. However, such funds will never be able to do so exactly because of operational fees and expenses incurred by the fund or because of the temporary unavailability of certain of the securities underlying the index. Investors should also be aware that by investing in the Fund, they may, in effect, incur the costs of two levels of investment management services, (1) the services provided by the Adviser to the Fund and (2) the services provided by the managers or advisers of the various funds in which the Fund may invest. The market price of this type of investment on the securities exchange on which they are traded may be lower than their net asset value.

Equity Securities Risk. The price of equity securities has historically risen and fallen in periodic cycles. The value of equity securities purchased by the Fund could decline if the financial condition of the companies the Fund invests in declines or if overall market and economic conditions deteriorate.

Interest Rate Risk. Interest rate risk is the risk that interest rates will rise so that the value of the Fund's investments will fall. Also, the Fund's yield will tend to lag behind changes in short-term interest rates. In addition, during periods of rising interest rates, the average life of certain types of securities may be extended because of the right of the issuer to defer payments or make slower than expected principal payments. This may lock-in a below market interest rate, increase the security's duration (the estimated period until the security is paid in full), and reduce the value of the security. This is known as extension risk, which the Fund is also subject to. Conversely, during periods of declining interest rates, the issuer of a security may exercise its option to prepay principal earlier than scheduled in order to refinance at lower interest rates, forcing the Fund to reinvest in lower yielding securities. This is known as prepayment risk, which the Fund is also subject to.

Mortgage- and Asset-Backed Securities Risks. Mortgage-backed securities and asset-backed securities represent interests in “pools” of mortgages or other assets. Mortgage-backed and asset-backed securities, like traditional fixed-income securities, are subject to credit, interest rate, prepayment and extension risks. Mortgage-backed securities, in general, differ from investments in traditional debt securities in that, among other things, principal may be prepaid at any time due to prepayments by the obligors on the underlying obligations. Since a portion of the assets of the Fund are expected to be invested in mortgage-backed securities, the potential for increasing the Fund’s exposure to these and other risks related to such securities might cause the market value of the Fund’s investments to fluctuate more than otherwise would be the case.